                                                                    Exhibit 99.2


     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Ramiro G. Peru, the Chief Financial Officer of Phelps Dodge Corporation, state and attest that:

To the best of my knowledge, based upon a review of the covered reports of Phelps Dodge Corporation, and, except as corrected or supplemented in a subsequent covered report:

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

I have reviewed the contents of this statement with Phelps Dodge Corporation's audit committee.

In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

Phelps Dodge Corporation's Annual Report on Form 10-K filed with the Commission on March 12, 2002;

all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Phelps Dodge Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

any amendments to any of the foregoing.

By: /s/ Ramiro G. Peru                  Subscribed and sworn to
    --------------------------          Before me this 13th day of August, 2002
    Name:  Ramiro G. Peru
    Date:   August 13, 2002

                                             /s/ Karen A. Tierney
                                        -----------------------------------
                                        Notary Public
                                        My Commission Expires:
                                        March 22, 2006